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                                                                    Exhibit 99.1


                             CERTIFICATION PURSUANT TO
                             18 U. S. C. SECTION 1350,
                              AS ADOPTED PURSUANT TO
                   SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002





In connection with the Quarterly Report of Take-Two Interactive Software, Inc. (the "Company") on Form 10-Q for the period ended January 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jeffrey C. Lapin, as Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. SS 1350, as adopted pursuant to SS. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934: and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





                                                         /s/ Jeffrey C. Lapin
                                                         --------------------
                                                         Jeffrey C. Lapin
                                                         Chief Executive Officer

                                                         March 14, 2003